Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of February 14, 2017, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) and NUVECTRA CORPORATION, a Delaware corporation (“Nuvectra”), ALGOSTIM, LLC, a Delaware limited liability company (“Algostim”), PELVISTIM LLC, a Delaware limited liability company (“PelviStim”), and NEURONEXUS TECHNOLOGIES, INC., a Michigan corporation (“NeuroNexus”), each with offices located at 5830 Granite Parkway, Suite 1100, Plano, TX 75024 (Nuvectra, Algostim, PelviStim and NeuroNexus are individually and collectively, jointly and severally, “Borrower”).

Recitals

A.     Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of March 18, 2016 (as amended from time to time, the “Loan Agreement”).

B.     Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Collateral Agent and Lenders (i) modify the Second Draw Period, (ii) modify the Third Draw Period and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.     Collateral Agent and Lenders have agreed to modify such consent and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.     Amendments to Loan Agreement.

2.1     Section 2.2 (Term Loans). Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)     Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.4(a), and (3) a repayment schedule (i) with respect to the Term A Loans, equal to (A) thirty (30) months, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) thirty-three (33) months, if the Term B Loans are not funded prior to the end of the Second Draw Period, (ii) with respect to the Term B Loans, equal to thirty (30) months, and (iii) with respect to the Term C Loans, equal to (A) thirty (30) months, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) if the Term B Loans are not funded prior to the end of the Second Draw Period, the number of months remaining during the period commencing on the second (2nd) Payment Date following the Funding Date of the Term C Loans and ending on the Maturity Date. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

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2.2     Section 2.6 (Fees). New Section 2.6(f) hereby is added to the Loan Agreement to read as follows:

“(f)     First Amendment Fee.     A fully earned, non-refundable amendment fee of Twenty-Five Thousand Dollars ($25,000.00) (the “First Amendment Fee”), to be shared between the Lenders in accordance with their respective Pro Rata Shares.”

2.3     Section 13.1 (Definitions). The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is, (i) with respect to the Term A Loans, (A) April 1, 2018, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) January 1, 2018, if the Term B Loans are not funded prior to the end of the Second Draw Period, (ii) with respect to the Term B Loans, April 1, 2018, and (iii) with respect to the Term C Loans, (A) April 1, 2018, if the Term B Loans are funded prior to the end of the Second Draw Period, or (B) if the Term B Loans are not funded prior to the end of the Second Draw Period, the first (1st) Payment Date following the Funding Date of the Term C Loans.

“Second Draw Period” is the period (a) commencing on the later of (i) June 30, 2017 and (ii) the date of the occurrence of the Second Tranche Milestone and (b) ending on the earlier of (i) December 31, 2017, (ii) the date that is sixty (60) days after the occurrence of the Second Tranche Milestone and (iii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Tranche Milestone an Event of Default has occurred and is continuing.

“Second Tranche Milestone” is the Lenders receipt, at any time during the period from June 30, 2017 through December 31, 2017, of evidence satisfactory to the Lenders that Borrower has achieved trailing six (6) month revenues of at least Thirteen Million Five Hundred Thousand Dollars ($13,500,000.00) for the six (6) month period most recently ended.

“Third Draw Period” is the period (a) commencing on the later of (i) December 31, 2017 and (ii) the date of the occurrence of the Third Tranche Milestone and (b) ending on the earlier of (i) June 30, 2018, (ii) the date that is sixty (60) days after the occurrence of the Third Tranche Milestone and (iii) the occurrence of an Event of Default; provided, however, that the Third Draw Period shall not commence if on the date of the occurrence of the Third Tranche Milestone an Event of Default has occurred and is continuing.

“Third Tranche Milestone” is the Lenders receipt, at any time during the period from December 31, 2017 through June 30, 2018, of evidence satisfactory to the Lenders that Borrower has achieved trailing six (6) month revenues of at least Twenty Million Dollars ($20,000,000.00) for the six (6) month period most recently ended.

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3.     Limitation of Amendment.

3.1     The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.     Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7     This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.     Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the due execution and delivery to Collateral Agent of the Corporate Borrowing Certificates attached hereto, (iii) the First Amendment Fee, in an amount equal to Twenty Five Thousand Dollars ($25,000.00) and (iv) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President, Finance

LENDER:

SILICON VALLEY BANK

By:	/s/ Priya Lyer
Name:	Priya Lyer
Title:	Director

BORROWER:

NUVECTRA CORPORATION, on behalf of itself

and all other Borrowers

By:	/s/ Walter Z. Berger
Name:	Walter Z. Berger
Title:	Chief Operating Officer and Chief Financial Officer

[Signature Page to First Amendment to Loan and Security Agreement]

CORPORATE BORROWING CERTIFICATE

Borrower:	NUVECTRA CORPORATION	Date: February 14, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Scott F. Drees	Chief Executive Officer	/s/ Scott F. Drees	☐
Walter Z. Berger	Chief Operating Officer and Chief Financial Officer	/s/ Walter Z. Berger	☐
Melissa Beare	Secretary	/s/ Melissa Beare	☒
Paul Hanchin	President	/s/ Paul Hanchin	☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:	/s/ Melissa Beare
Name:	Melissa Beare
Title:	Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the Walter Z. Berger of Borrower, hereby certify as to paragraphs 1 through 5 above, as Vice President of the date set forth above.
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By:	/s/ Walter Z. Berger
Name:	Walter Z. Berger
Title:	Vice President and Treasurer

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

EXHIBIT B

Bylaws

[see attached]

CORPORATE BORROWING CERTIFICATE

Borrower:	NEURONEXUS TECHNOLOGIES, INC.	Date: February 14, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Michigan.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as                                of the date set forth above.
                                                                                                                                                                                                                   [print title]

By:
Name:
Title:

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

EXHIBIT B

Bylaws

[see attached]

LIMITED LIABILITY COMPANY BORROWING CERTIFICATE

Borrower:	PELVISTIM LLC	Date: February 14, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a limited liability existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s sole member and Board of Managers. Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as                                of the date set forth above.
                                                                                                                                                                                                                   [print title]

By:
Name:
Title:

EXHIBIT A

Certificate of Formation (including amendments)

[see attached]

EXHIBIT B

Operating Agreement

[see attached]

LIMITED LIABILITY COMPANY BORROWING CERTIFICATE

Borrower:	ALGOSTIM, LLC	Date: February 14, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.     I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.

2.     Borrower’s exact legal name is set forth above. Borrower is a limited liability existing under the laws of the State of Delaware.

3.     Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.     The following resolutions were duly and validly adopted by Borrower’s sole member and Board of Managers. Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from Lenders.

Execute Loan Documents. Execute any loan documents Collateral Agent or any Lender requires.

Grant Security. Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.     The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as                                 of the date set forth above.
                                                                                                                                                                                                                   [print title]

By:
Name:
Title:

EXHIBIT A

Certificate of Formation (including amendments)

[see attached]

EXHIBIT B

Operating Agreement

[see attached]